UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 27, 2007
Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52013	20-0640002
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

888 Seventh Avenue, New York, New York	10106
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 27, 2007, Town Sports International, LLC, a New York limited liability company (f/k/a Town Sports International, Inc.) (the “Company”) and a wholly owned subsidiary of Town Sports International Holdings, Inc., the subsidiary guarantors (the “Guarantors”) and The Bank of New York, as trustee, entered into Supplemental Indenture No. 4 (“Supplemental Indenture No. 4”) to the Indenture dated as of April 16, 2003, by and among the Company, as Issuer, the Guarantors and The Bank of New York, as trustee, as heretofore amended and supplemented by Supplemental Indenture No. 1 thereto dated as of May 16, 2006, by Supplemental Indenture No. 2 thereto dated as of June 30, 2006 and by Supplemental Indenture No. 3 thereto dated as of December 20, 2006 (the “Indenture”) governing the Company’s 9 5/8% Senior Notes due 2011 (the “Notes”).
     Supplemental Indenture No. 4 provides for the elimination (i) of all events of default other than events of default relating to the failure to pay principal of, and interest on, the Notes, and (ii) substantially all the restrictive covenants in the Indenture and the Notes.
     This description of Supplemental Indenture No. 4 is qualified in its entirety by reference to the complete text of Supplemental Indenture No. 4, which is filed as Exhibit 4.1 to this report.
Item 8.01 Other Events.
     On February 27, 2007, the Company issued a press release announcing (i) the expiration, as of Midnight (New York City time) on February 26, 2007, of its previously announced cash tender offer to purchase any and all of its outstanding 9 5/8% Senior Notes due 2011 and its acceptance for payment of $165,540,000 aggregate principal amount of the Notes validly tendered, and (ii) that it had issued a notice of redemption for all of its remaining outstanding 9 5/8% Senior Notes due 2011, at a redemption price equal to $1,048.13 per $1,000 principal amount of Notes, plus accrued and unpaid interest on such amount to, but excluding, April 15, 2007, the Redemption Date. A copy of this press release is being furnished as Exhibit 99.1 to this report.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
4.1	Supplemental Indenture No. 4 dated as of February 27, 2007, by and among Town Sports International, LLC, as issuer, the Guarantors named therein, and The Bank of New York, as trustee.

99.1	Press Release dated February 27, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: February 28, 2007	By:	/s/ RICHARD PYLE Richard Pyle
Chief Financial Officer

EXHIBIT INDEX
4.1	Supplemental Indenture No. 4 dated as of February 27, 2007, by and among Town Sports International, LLC, as issuer, the Guarantors named therein, and The Bank of New York, as trustee.

99.1	Press Release dated February 27, 2007.